Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus, Class S Shares Prospectus, Thrivent Large Cap Growth Fund Class A Shares Summary Prospectus, Thrivent Large Cap Growth Fund Class S Shares Summary Prospectus, Thrivent Large Cap Stock Fund Class A Shares Summary Prospectus,

and Thrivent Large Cap Stock Fund Class S Shares Summary Prospectus

each dated February 28, 2018

Prospectus and Summary Prospectus Text Changes

1.

Effective September 30, 2018, Lauri Brunner has been named the portfolio manager of Thrivent Large Cap Growth Fund, and Darren M. Bagwell is no longer a portfolio manager for the Fund. The following replaces similar information found in the “Summary Section” under the heading “Portfolio Manager(s)” for Thrivent Large Cap Growth Fund and in the “Management, Organization and Capital Structure” section under the heading “Portfolio Management” for Thrivent Large Cap Growth Fund:

Lauri Brunner is primarily responsible for the day-to-day management of the Fund, and she has served as portfolio manager of the Fund since September 2018. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Equity Portfolio Manager.

2.

Effective September 30, 2018, Lauri Brunner has been named a portfolio manager of Thrivent Large Cap Stock Fund, and Darren M. Bagwell is no longer a portfolio manager for the Fund. Kurt J. Lauber, CFA and Noah J. Monsen, CFA will continue to serve as portfolio managers of the Fund. The following replaces similar information found in the “Summary Section” under the heading “Portfolio Manager(s)” for Thrivent Large Cap Stock Fund and in the “Management, Organization and Capital Structure” section under the heading “Portfolio Management” for Thrivent Large Cap Stock Fund:

Kurt J. Lauber, CFA, Noah J. Monsen, CFA and Lauri Brunner are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Lauber has served as a portfolio manager of the Fund since March 2013. Mr. Monsen has served as a portfolio manager of the Fund since February 2018. Ms. Brunner has served as a portfolio manager of the Fund since September 2018. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Equity Portfolio Manager.

Prospectus Text Changes

1.

In the “More about Investment Strategies and Risks” section under “Information about Certain Non-Principal Investment Strategies” for “In-kind redemptions” the following is added as the second sentence:

In this situation, you would typically receive a pro-rata portion (i.e., a proportionate share) of a Fund’s portfolio of holdings.

2.	The following replaces the last sentence of the first paragraph under “Buying Shares – Purchase Policies” in the “Shareholder Information” section:

If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, a Fund may delay paying the redemption proceeds for up to 10 days from the date of purchase at which time the shares will become collected shares.

3.	The following is added as the last paragraph under “Buying Shares – Purchase Policies” in the “Shareholder Information” section:

Under applicable anti-money laundering rules and other regulations, the Fund, its transfer agent, or any other authorized Fund agent may suspend, restrict or cancel your purchase order and withhold the monies.

4.	The following replaces the last two sentences of the second paragraph under “Redeeming Shares” in the “Shareholder Information” section:

If you purchased shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, a Fund may delay paying the redemption proceeds for up to 10 days from the date of purchase at which time the shares will become collected shares.

5.	The following replaces the twelfth paragraph under “Redeeming Shares” in the “Shareholder Information” section:

A Fund will mail payment proceeds within seven days following receipt of all required documents. A mailing of redemption proceeds may be delayed for up to 10 days from the date of purchase at which time the shares will become collected shares.

Under applicable anti-money laundering rules and other regulations, redemptions may be suspended, restricted, cancelled or processed by the Fund, its transfer agent, or any other authorized Fund agent, and any proceeds may be withheld.

6.	The following is added after the third paragraph under “Exchanging Shares Between Funds” in the “Shareholder Information” section:

Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, cancelled or processed by the Fund, its transfer agent, or any other authorized Fund agent, and any proceeds may be withheld.

7.	A new sub-section called “Anti-Money Laundering” is added to the “Shareholder Information” section:

Anti-Money Laundering

You may be asked to provide additional information in order for the Funds to verify your identity in accordance with requirements under anti-money laundering and other laws and regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required or permitted under these and other regulations. Additionally, the Funds reserve the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the Funds, the Funds’ transfer agent, or any other authorized Fund agent related to opening the accounts.

The date of this Supplement is September 25, 2018.

Please include this Supplement with your Prospectus or Summary Prospectus.

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